UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: September 30, 2008

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Third Quarter Report

September 30, 2008

DEAR FELLOW SHAREHOLDER:

Third quarter investment performance has been very unusual and disappointing. The groups that served us well in the second quarter did not work in the third quarter. The leadership shifted toward the second quarter laggard groups such as Banking and Finance as that sector pulled itself off the bottom. Energy, Utilities and Materials which had been strong in the first half of 2008 were among the weakest groups in the third quarter. The overall performance of stock markets worldwide was disappointing. International markets were especially weak.

Behind all of the turmoil in the stock market in the third quarter was a meltdown of the global financial system. In close to fifty years of investment management experience, we have not seen anything like the mistrust in financial institutions that has developed. There was good reason for that as major companies with well recognized reputations filed for bankruptcy, were taken over by the government, or were forced into a weekend merger at unattractive prices for their shareholders.

The outlook darkened considerably for economic growth of the world economy for the next two years. The financial crisis has sapped the confidence of both consumer and corporate spenders. As the economy weakens, governments are faced with a reduction in tax revenues plus an increase in social needs that mean larger deficits at the state and local level as well as the federal level. We are now forecasting a recession of some substance that will probably last for at least twelve months.

The underlying problem of declining house values will not go away. This trend continued through all of the third quarter; experts believe it has at least a year to go. This undermines confidence of home owning consumers and the financial institutions holding securities with mortgages as backup collateral. We believe the continued pressure of declining house values is a negative that permeates the economy and lowers any recovery assumptions for the consumer.

Our investment strategy is to carefully evaluate those sectors of the economy that will be most resistant to a sharp downturn in the business cycle. This means questioning earnings forecast even more rigorously for 2009. The stock market has traded off sharply in early October and is reflecting many of these negatives in current price levels. The liquidity in the stock market has been challenged by massive sales of stock from hedge funds, mutual funds and individual investors who were on margin. This forced liquidation needs to run its course before the market can begin to establish a meaningful bottom.

Sincerely yours,

James W. Stratton
Chairman

October 15, 2008

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, November 2008. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

Q.	In light of the sharp decline in crude oil prices and natural gas prices, how has this affected your overweighting in Energy Stocks?

A.	Over the last three quarters, we have brought Energy down from 25.2% of the portfolio as of March 31 to 21.4% on June 30 and currently 18.6%. We have used our new cash to deploy into non-energy areas thus diversifying the portfolio broadly among a number of industries. Secondly, we have sold some of our overweighted Energy positions so that today only two of our top ten holdings are Energy stocks. We did add two new Energy names to the portfolio in the third quarter, Petroleo Brasileiro and Hess Corp. These two companies provide us with an opportunity to have an ownership stake in the newly discovered oil fields off the coast of Brazil, which some claim may be as large as the Saudi fields. We have ten holdings in the Energy portfolio, well diversified among oil, gas and services.

Q.	Have you put your toe in the water to enlarge your small position of Banking/Financial stocks at this time?

A.	Our only holding in Banking/Financial is Interactive Brokers Group, Inc. an automated small-cap direct trading broker. We have not entered the Banking field, although, some bank valuations provide attractive opportunities. We are watching carefully, the Insurance area, which has been hammered down just as badly as Banks during the last nine months. We would expect that over the next six months, our financial representation would begin to build up. We must see stability and some form of potential earnings growth before the stocks are attractive again.

Portfolio holdings are as of 9/30/08, they are subject to change at any time. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2008 (unaudited)

Stratton Multi-Cap Fund

	September 30, 2008	June 30, 2008
Total Net Assets	$160,056,886	$180,739,576
Net Asset Value Per Share	$34.27	$41.90
Shares Outstanding	4,669,937	4,313,688

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)		Eliminated Holdings
3M Co. (1.3%)	Kimberly-Clark Corp. (1.4%)	Archer-Daniels-Midland Co.
Becton, Dickinson & Co. (1.3%)	Lockheed Martin Corp. (1.5%)	Corning, Inc.
Energen Corp. (1.1%)	National-Oilwell Varco, Inc. (0.6%)	Goodrich Corp.
GrafTech International, Ltd. (0.9%)	Northrop Grumman Corp. (1.2%)	Halliburton Co.
Hess Corp. (1.5%)	Petroleo Brasileiro S.A.-ADR (0.7%)	Lincoln National Corp.
Interactive Brokers Group, Inc. Class A (0.8%)		Medco Health Solutions, Inc.
NCR Corp.
PPL Corp.
Rockwell Automation, Inc.
UnitedHealth Group, Inc.

Industry Categories (Percentage of Total Net Assets)
Technology	18.6%	Industrial	5.7%	Consumer Staples	1.4%
Energy	18.6%	Basic Materials	5.3%	Telecommunications	1.4%
Utilities	9.9%	Capital Goods	5.0%	Banking/Financial	0.8%
Health Care	8.2%	Aerospace/Defense	4.3%
Consumer Services	6.4%	Retailing	1.9%

Ten Largest Holdings*

	Market Value	Percent of TNA
The Charles Schwab Corp.	$5,720,000	3.6%
Penn Virginia Corp.	5,344,000	3.3
AMETEK, Inc.	4,994,325	3.1
International Business Machines Corp.	4,678,400	2.9
Hewlett-Packard Co.	4,624,000	2.9
H&R Block, Inc.	4,550,000	2.8
Oracle Corp.	4,468,200	2.8
Occidental Petroleum Corp.	4,227,000	2.6
Accenture, Ltd. Class A	4,180,000	2.6
Abbott Laboratories	4,030,600	2.5
	$46,816,525	29.1%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

Q.	How has the Fund performed during 2008?

A.	SMDS has performed well so far this year, despite unprecedented share price volatility within the REIT sector. Year-to-date total return performance through September 30, 2008 was +5.86%. This compares favorably to the MSCI U.S. REIT Index (RMS) return of +1.77% and the FTSE NAREIT Equity Index return of +1.76%. Total return for the quarter ended September 30, 2008 was even more dramatic with SMDS up +9.29% versus returns for the RMS and the FTSE NAREIT Equity Index of +5.41% and +5.55%, respectively.

Q.	In 2008, stocks in the broad equity markets have been very volatile and unpredictable. How have the REIT stocks behaved?

A.	REITs have also been very volatile. In fact, one recent study was conducted by REIT Zone Publications in which the daily price performance of the RMS was examined. The study compiled the best and worst daily trading sessions since the benchmark index debuted at the beginning of 1995. The conclusion of the study was that the ten best-ever RMS daily sessions all occurred in 2008, but that 6 out of the top 10 worst-ever sessions also took place in 2008. This study examined daily pricing through September 30, 2008. Many other volatile days have occurred since the end of the quarter.

Q.	What sectors within the REIT group are most attractive?

A.	Currently, the uncertainty surrounding the strength of the U.S. consumer and the economy keep our sector weightings relatively constant and we are most comfortable with Apartments and Health Care. Following a dramatic decline in single family home buying, we see value in traditional multi-family rental properties, as demand for apartments will most probably remain strong until home prices stabilize. We continue to emphasize the stability of income produced by REITs in the Health Care group.

Portfolio holdings are as of 9/30/08, they are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2008 (unaudited)

Stratton Monthly Dividend REIT Shares

	September 30, 2008	June 30, 2008
Total Net Assets	$101,331,878	$90,857,521
Net Asset Value Per Share	$26.72	$24.82
Shares Outstanding	3,792,680	3,660,188

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Pennsylvania Real Estate InvestmentTrust (1.4%)	Getty Realty Corp.

Industry Categories (Percentage of Total Net Assets)
Health Care	25.9%	Net Lease	4.7%
Apartments	18.7%	Shopping Centers	4.4%
Office	15.1%	Lodging	3.9%
Industrial	8.4%	Diversified	3.9%
Regional Malls	8.3%

Ten Largest Holdings*

	Market Value	Percent of TNA
National Health Investors, Inc.	$5,127,000	5.1%
UDR, Inc.	4,837,750	4.8
National Retail Properties, Inc.	4,790,000	4.7
Liberty Property Trust	4,408,815	4.4
Lexington Realty Trust	3,960,600	3.9
Universal Health Realty Income Trust	3,890,000	3.8
EastGroup Properties, Inc.	3,883,200	3.8
Health Care REIT, Inc.	3,726,100	3.7
Mid-America Apartment Communities, Inc.	3,439,800	3.4
Highwoods Properties, Inc.	3,378,200	3.3
	$41,441,465	40.9%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

Special Note — REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund’s own taxability of its distributions before we can send Forms 1099-DIV to shareholders. This year, like most REIT funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. Therefore, Forms 1099-DIV for SMDS will not be available until the end of February. Please plan your tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2008?

A.	For the third quarter of 2008, Stratton Small-Cap Value Fund posted a total return of -9.14% relative to the Russell 2000 Value Index return of +4.96% and the Russell 2000 Index return of -1.11%. The rapid sell-off in commodity-related areas of the market hurt the Fund’s absolute performance during the quarter as energy and basic material related holdings experienced significant declines. On the plus side, Fund holdings in the consumer staple and health care areas performed well during the quarter as investors fled to perceivably safer areas of the market. The Fund’s financial services related holdings also performed well during the quarter following the group’s recovery in mid-July.

Q.	What areas of the portfolio helped or hurt relative performance during the quarter?

A.	Relative to the Russell 2000 Value Index, the greatest drags on performance during the quarter came from the Energy, Financial, and Materials & Processing sectors. The dramatic reversal of leadership from the Energy sector to the Financial sector was by far the greatest cause of negative relative performance during the quarter. Following strong performance in the second quarter, shares of energy related firms sold off significantly during the third quarter as concerns for global economic growth led to a rapid sell-off in the commodity market. While we share those concerns for the global economy and believe that slower global growth will lead to lower commodity pricing over the near term, we feel that the sell-off within the energy space has been overdone and continue to view the energy sector positively based upon still-strong demand and attractive valuations. The drag created by the Fund’s overexposure to the Energy sector was compounded by our underexposure to the Financial sector. The group rebounded sharply in mid-July fueled by discussions of a Federal bailout fund and short sale limitations. The Fund was—and remains—underexposed to the Financial sector due to poor fundamentals and excessive valuation. We view the dramatic recovery of financial shares during the third quarter as being driven largely by speculation and short-covering. While investor sentiment has improved modestly, our negative outlook for the group remains unchanged.

Areas which helped relative performance during the quarter included the Consumer Staples and Health Care sectors. Performance within both sectors was bolstered by announced acquisitions of fund holdings. Within the Consumer Staples sector, fund holding Longs Drug Stores Corp. announced its planned takeover by fellow drugstore company CVS Caremark. And within the Health Care sector, Sciele Pharma, Inc. announced its planned takeover by Japanese pharmaceutical firm Shionogi & Co.

Portfolio holdings are as of 9/30/08, they are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2008 (unaudited)

Stratton Small-Cap Value Fund

	September 30, 2008	June 30, 2008
Total Net Assets	$763,876,438	$749,403,466
Net Asset Value Per Share	$43.76	$48.16
Shares Outstanding	17,455,321	15,561,102

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Carrizo Oil & Gas, Inc. (1.6%)	Exterran Holdings, Inc.
Jarden Corp. (1.2%)	Hercules Offshore, Inc.
TETRA Technologies, Inc.

Industry Categories (Percentage of Total Net Assets)
Health Care	16.5%	Utilities	6.7%	Business Services	1.8%
Technology	13.0%	REITs	5.1%	Insurance/Services	1.5%
Banking/Financial	12.1%	Capital Goods	4.9%	Consumer Durables	1.2%
Energy	9.2%	Retailing	3.2%	Basic Materials	1.2%
Consumer Staples	8.0%	Aerospace/Defense	2.0%	Transportation	0.8%

Ten Largest Holdings*

	Market Value	Percent of TNA
Sciele Pharma, Inc.	$21,399,050	2.8%
DRS Technologies, Inc.	20,906,316	2.7
Amedisys, Inc.	20,181,827	2.6
LifePoint Hospitals, Inc.	17,998,400	2.4
Healthspring, Inc.	17,562,800	2.3
Ralcorp Holdings, Inc.	17,189,550	2.3
Moog, Inc. Class A	15,519,344	2.0
Nationwide Health Properties, Inc.	15,471,400	2.0
Ruddick Corp.	15,381,300	2.0
Casey’s General Stores, Inc.	15,085,000	2.0
	$176,694,987	23.1%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS September 30, 2008 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 87.5%
Aerospace/Defense – 4.3%
Lockheed Martin Corp.	22,000	$2,412,740
Northrop Grumman Corp.	33,000	1,997,820
Triumph Group, Inc.	55,000	2,514,050

		6,924,610

Banking/Financial – 0.8%
Interactive Brokers Group, Inc. Class A†	60,000	1,330,200

Basic Materials – 5.3%
Freeport-McMoRan Copper & Gold, Inc.	50,000	2,842,500
GrafTech International, Ltd.†	100,000	1,511,000
Owens-Illinois, Inc.†	100,000	2,940,000
Schnitzer Steel Industries, Inc. Class A	30,000	1,177,200

		8,470,700

Capital Goods – 5.0%
General Cable Corp.†	70,000	2,494,100
Ingersoll-Rand Co., Ltd. Class A	40,000	1,246,800
Textron, Inc.	60,000	1,756,800
Tyco International, Ltd.	70,000	2,451,400

		7,949,100

Consumer Services – 6.4%
The Charles Schwab Corp.	220,000	5,720,000
H&R Block, Inc.	200,000	4,550,000

		10,270,000

Consumer Staples – 1.4%
Kimberly-Clark Corp.	35,000	2,269,400

Energy – 18.6%
Chesapeake Energy Corp.	88,000	3,155,680
EOG Resources, Inc.	40,000	3,578,400
Hess Corp.	30,000	2,462,400
National-Oilwell Varco, Inc.†	20,000	1,004,600
Occidental Petroleum Corp.	60,000	4,227,000
Penn Virginia Corp.	100,000	5,344,000
Petroleo Brasileiro S.A.-ADR	25,000	1,098,750
Transocean, Inc.†	25,000	2,746,000
Valero Energy Corp.	85,000	2,575,500
XTO Energy, Inc.	75,000	3,489,000

		29,681,330

Health Care – 8.2%
Abbott Laboratories	70,000	4,030,600
Becton, Dickinson & Co.	25,000	2,006,500
Schering-Plough Corp.	175,000	3,232,250
Thermo Fisher Scientific, Inc.†	70,000	3,850,000

		13,119,350

Industrial – 5.7%
3M Co.	30,000	2,049,300
AMETEK, Inc.	122,500	4,994,325
Parker Hannifin Corp.	37,500	1,987,500

		9,031,125

Retailing – 1.9%
McDonald’s Corp.	50,000	3,085,000

Technology – 18.6%
Accenture, Ltd. Class A	110,000	4,180,000
Harris Corp.	80,000	3,696,000
Hewlett-Packard Co.	100,000	4,624,000
International Business Machines Corp.	40,000	4,678,400
L-3 Communications Holdings, Inc.	35,000	3,441,200
Oracle Corp.†	220,000	4,468,200
Teradata Corp.†	100,000	1,950,000
Tyco Electronics, Ltd.	100,000	2,766,000

		29,803,800

Telecommunications – 1.4%
AT&T, Inc.	80,000	2,233,600

Utilities – 9.9%
American Electric Power Co., Inc.	60,000	2,221,800
Dominion Resources, Inc.	60,000	2,566,800
Duke Energy Corp.	120,000	2,091,600
Dynegy, Inc. Class A†	400,000	1,432,000
Energen Corp.	40,000	1,811,200
Mirant Corp.†	100,000	1,829,000
NRG Energy, Inc.†	80,000	1,980,000
Public Service Enterprise Group, Inc.	60,000	1,967,400

		15,899,800

Total Common Stocks (Cost $136,991,716)		140,068,015

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2008 (unaudited) (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note A)
SHORT-TERM INVESTMENTS – 11.1%
PNC Bank Money Market Account 1.49%, due 10/01/08	$17,816,297	$17,816,297

Total Short-Term Investments (Cost $17,816,297)		17,816,297

Total Investments – 98.6% (Cost $154,808,013*)		157,884,312
Other Assets Less Liabilities – 1.4%		2,172,574

NET ASSETS – 100.0%		$160,056,886

ADR – American Depository Receipt

†	Non-income producing security
*	Aggregate cost is $154,808,013 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$23,858,809
Gross unrealized depreciation	(20,782,510)

Net unrealized appreciation	$3,076,299

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2008 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 93.3%
Apartments – 18.7%
Apartment Investment & Management Co. Class A	84,714	$2,966,684
Camden Property Trust	70,000	3,210,200
Education Realty Trust, Inc.	10,000	110,800
Equity Residential	50,000	2,220,500
Home Properties, Inc.	37,500	2,173,125
Mid-America Apartment Communities, Inc.	70,000	3,439,800
UDR, Inc.	185,000	4,837,750

		18,958,859

Diversified – 3.9%
Lexington Realty Trust	230,000	3,960,600

Health Care – 25.9%
HCP, Inc.	80,000	3,210,400
Health Care REIT, Inc.	70,000	3,726,100
Healthcare Realty Trust, Inc.	110,000	3,206,500
Medical Properties Trust, Inc.	100,000	1,135,000
National Health Investors, Inc.	150,000	5,127,000
Nationwide Health Properties, Inc.	90,000	3,238,200
Universal Health Realty Income Trust	100,000	3,890,000
Ventas, Inc.	55,000	2,718,100

		26,251,300

Industrial – 8.4%
DCT Industrial Trust, Inc.	200,000	1,498,000
EastGroup Properties, Inc.	80,000	3,883,200
First Industrial Realty Trust, Inc.	109,000	3,126,120

		8,507,320

Lodging – 3.9%
Hospitality Properties Trust.	115,000	2,359,800
Sunstone Hotel Investors, Inc.	120,000	1,620,000

		3,979,800

Net Lease – 4.7%
National Retail Properties, Inc.	200,000	4,790,000

Office – 15.1%
Brandywine Realty Trust	200,000	3,206,000
Highwoods Properties, Inc.	95,000	3,378,200
Liberty Property Trust	117,100	4,408,815
Mack-Cali Realty Corp.	70,000	2,370,900
SL Green Realty Corp.	30,000	1,944,000

		15,307,915

Regional Malls – 8.3%
General Growth Properties, Inc.	30,000	453,000
Glimcher Realty Trust	185,000	1,931,400
The Macerich Co.	26,000	1,654,900
Pennsylvania Real Estate Investment Trust	75,000	1,413,750
Simon Property Group, Inc.	30,000	2,910,000

		8,363,050

Shopping Centers – 4.4%
Developers Diversified Realty Corp.	60,000	1,901,400
Equity One, Inc.	50,000	1,024,500
Urstadt Biddle Properties, Inc. Class A	80,000	1,500,000

		4,425,900

Total Common Stocks (Cost $81,860,043)		94,544,744

	Principal Amount
SHORT-TERM INVESTMENTS – 6.2%
PNC Bank Money Market Account 1.49%, due 10/01/08	$6,289,303	6,289,303

Total Short-Term Investments (Cost $6,289,303)		6,289,303

Total Investments – 99.5% (Cost $88,149,346*)		100,834,047
Other Assets Less Liabilities – 0.5%		497,831

NET ASSETS – 100.0%		$101,331,878

REIT – Real Estate Investment Trust

*	Aggregate cost is $88,149,346 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$21,916,325
Gross unrealized depreciation	(9,231,624)

Net unrealized appreciation	$12,684,701

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2008 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 87.2%
Aerospace/Defense – 2.0%
Moog, Inc. Class A†	361,925	$15,519,344

Banking/Financial – 12.1%
Affiliated Managers Group, Inc.†	160,250	13,276,712
BancorpSouth, Inc.	421,000	11,842,730
First Midwest Bancorp, Inc.	254,200	6,161,808
First Niagara Financial Group, Inc.	427,000	6,725,250
Interactive Brokers Group, Inc. Class A†	385,000	8,535,450
MB Financial, Inc.	301,200	9,960,684
National Penn Bancshares, Inc.	267,400	3,904,040
Sterling Bancshares, Inc.	1,050,000	10,972,500
SVB Financial Group†	260,000	15,059,200
Webster Financial Corp.	223,400	5,640,850

		92,079,224

Basic Materials – 1.2%
Century Aluminum Co.†	175,000	4,845,750
Schnitzer Steel Industries, Inc. Class A	110,000	4,316,400

		9,162,150

Business Services – 1.8%
Aaron Rents, Inc.	499,500	13,521,465

Capital Goods – 4.9%
Cascade Corp.	176,500	7,732,465
Crane Co.	305,000	9,061,550
DRS Technologies, Inc.	272,395	20,906,316

		37,700,331

Consumer Durables – 1.2%
Jarden Corp.†	400,000	9,380,000

Consumer Staples – 8.0%
Casey’s General Stores, Inc.	500,000	15,085,000
Longs Drug Stores Corp.	180,000	13,615,200
Ralcorp Holdings, Inc.†	255,000	17,189,550
Ruddick Corp.	474,000	15,381,300

		61,271,050

Energy – 9.2%
Cabot Oil & Gas Corp.	203,100	7,340,034
Carrizo Oil & Gas, Inc.†	330,000	11,969,100
Foundation Coal Holdings, Inc.	125,000	4,447,500
Helix Energy Solutions Group, Inc.†	261,624	6,352,231
Penn Virginia Corp.	186,200	9,950,528
Petrohawk Energy Corp.†	228,460	4,941,590
PetroQuest Energy, Inc.†	800,000	12,280,000
Superior Energy Services, Inc.†	405,000	12,611,700

		69,892,683

Health Care – 16.5%
Amedisys, Inc.†	414,667	20,181,827
American Oriental Bioengineering, Inc.†	1,400,000	9,086,000
CONMED Corp.†	226,000	7,232,000
Healthspring, Inc.†	830,000	17,562,800
Henry Schein, Inc.†	88,500	4,764,840
LifePoint Hospitals, Inc.†	560,000	17,998,400
Sciele Pharma, Inc.†	695,000	21,399,050
ViroPharma, Inc.†	990,000	12,988,800
West Pharmaceutical Services, Inc.	301,100	14,699,702

		125,913,419

Insurance/Services – 1.5%
Selective Insurance Group, Inc.	505,200	11,579,184

REITs – 5.1%
FelCor Lodging Trust, Inc.	831,000	5,949,960
Medical Properties Trust, Inc.	1,025,000	11,633,750
Nationwide Health Properties, Inc.	430,000	15,471,400
Sunstone Hotel Investors, Inc.	446,500	6,027,750

		39,082,860

Retailing – 3.2%
GameStop Corp. Class A†	311,742	10,664,694
The Gymboree Corp.†	390,000	13,845,000

		24,509,694

Technology – 13.0%
Anixter International, Inc.†	236,700	14,086,017
Avocent Corp.†	608,000	12,439,680
Belden, Inc.	324,600	10,319,034
CommScope, Inc.†	350,000	12,124,000
Digital River, Inc.†	160,000	5,184,000
OmniVision Technologies, Inc.†	395,000	4,506,950
ON Semiconductor Corp.†	1,960,000	13,249,600
Parametric Technology Corp.†	785,000	14,444,000
Syniverse Holdings, Inc.†	750,000	12,457,500

		98,810,781

Transportation – 0.8%
Euroseas, Ltd.	460,000	3,666,200
TBS International, Ltd. Class A†	170,000	2,288,200

		5,954,400

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2008 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Utilities – 6.7%
Avista Corp.	645,000	$14,002,950
El Paso Electric Co.†	639,000	13,419,000
Energen Corp.	224,700	10,174,416
Southwest Gas Corp.	450,000	13,617,000

		51,213,366

Total Common Stocks (Cost $631,210,643)		665,589,951

	Principal Amount
SHORT-TERM INVESTMENTS – 12.7%
PNC Bank Money Market Account 1.49%, due 10/01/08	$97,223,052	97,223,052

Total Short-Term Investments (Cost $97,223,052)		97,223,052

Total Investments – 99.9% (Cost $728,433,695*)		762,813,003
Other Assets Less Liabilities – 0.1%		1,063,435

NET ASSETS – 100.0%		$763,876,438

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $728,433,695 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$104,193,726
Gross unrealized depreciation	(69,814,418)

Net unrealized appreciation	$34,379,308

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

September 30, 2008 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of September 30, 2008 is as follows:

	SMCF	SMDS	SSCV
Level 1 – Quoted Prices	$140,068,015	$94,544,744	$665,589,951
Level 2 – Significant Observable Inputs	—	—	—
Level 3 – Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$140,068,015	$94,544,744	$665,589,951

Note C. Tax Disclosure – No provision for Federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principals generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of September 30, 2008.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Bernard A. Francis, Jr.

John J. Lombard, Jr.

Lois Rothenberger

Richard W. Stevens

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Assistant Treasurer

Michelle A. Whalen
Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds website at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Stratton Funds, Inc.
By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date November 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date November 5, 2008

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date November 5, 2008

*	Print the name and title of each signing officer under his or her signature.